UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2025 (April 28, 2025)
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.
Crane Company (the “Company”) held its Annual Meeting of Stockholders on April 28, 2025 (the “Annual Meeting”). The voting results were as follows:

Proposal 1
The following nine Directors were elected to serve until the 2026 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	50,715,810
Votes against	381,042
Abstained	120,019
Broker non-votes	2,549,309

Sanjay Kapoor
Votes for	50,647,511
Votes against	410,015
Abstained	159,345
Broker non-votes	2,549,309

Ronald C. Lindsay
Votes for	50,703,788
Votes against	392,523
Abstained	120,560
Broker non-votes	2,549,309

Susan D. Lynch
Votes for	50,756,536
Votes against	307,452
Abstained	152,883
Broker non-votes	2,549,309

Ellen McClain
Votes for	50,631,245
Votes against	451,676
Abstained	133,950
Broker non-votes	2,549,309

Charles G. McClure, Jr.
Votes for	50,600,516
Votes against	497,066
Abstained	119,289
Broker non-votes	2,549,309

Max H. Mitchell
Votes for	49,700,662
Votes against	1,473,502
Abstained	42,707
Broker non-votes	2,549,309

Jennifer M. Pollino
Votes for	50,552,450
Votes against	537,472
Abstained	126,949
Broker non-votes	2,549,309

James L.L. Tullis
Votes for	50,407,044
Votes against	456,498
Abstained	353,329
Broker non-votes	2,549,309

Proposal 2
The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2025.

Votes for	53,144,277
Votes against	480,194
Abstained	141,709
Broker non-votes	0

Proposal 3
The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on March 14, 2025.

Votes for	50,008,895
Votes against	1,098,757
Abstained	109,219
Broker non-votes	2,549,309

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

April 30, 2025

	By:	/s/ Anthony M. D'lorio
Anthony M. D'lorio
Executive Vice President, General Counsel and Secretary

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